UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 17, 2009

THE BUREAU OF NATIONAL AFFAIRS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)
2-28286	53-0040540
(Commission File Number)	(IRS Employer Identification No.)

1801 South Bell Street, Arlington, Virginia	22202
(Address of principal executive offices)	(Zip Code)

(703) 341-3000
Registrant's telephone number, including area code

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐   Written Communications pursuant Rule 425 under the Securities Act (17 CFR230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders was held April 17, 2010.  A proxy statement pursuant to Rule 14a was distributed to all stockholders in connection with the meeting.

The following individuals were elected as members of the Corporation’s Board of Directors for the ensuing year:  Paul A. Blakely, Cynthia J. Bolbach, Eunice L. Bumgardner, Neil R. Froemming, Gerald S. Hobbs,  George J. Korphage, Gregory C. McCaffery, Darren P. McKewen, Jonathan Newcomb, Ellen Taus, Daniel W. Toohey, David M. Victor, and Paul N. Wojcik.

Results of the election for nine stockholder directors and four independent, non-stockholder directors:

Stockholder Candidates:
Nominee	Shares Voted For

Paul N. Wojcik	5,580,750
Gregory C. McCaffery	5,435,296
Cynthia J. Bolbach	5,060,401
Paul A. Blakely	4,808,868
Darren P. McKewen	4,511,907
David M. Victor	4,470,870
George J. Korphage	4,369,111
Neil R. Froemming	4,285,843
Eunice L. Bumgardner	4,096,335

Marcia P. Kaplan	4,018,919
Robert P. Ambrosini	2,799,999

Independent Candidates:
Nominee	Shares Voted For

Ellen Taus	5,626,389
Jonathan Newcomb	5,361,850
Gerald S. Hobbs	5,333,090
Daniel W. Toohey	5,245,614